UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 11, 2014

THE ALLSTATE CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-11840	36-3871531
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2775 Sanders Road, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

(847) 402-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.03. Material Modification to Rights of Security Holders.

Upon issuance of the shares of Fixed Rate Noncumulative Perpetual Preferred Stock, Series F, par value $1.00 per share and liquidation preference $25,000 per share (the “Preferred Stock”) by The Allstate Corporation (the “Registrant”) on June 12, 2014, the ability of the Registrant to declare or pay dividends on, or purchase, redeem or otherwise acquire, shares of its common stock or any shares of the Registrant that rank junior to, or on parity with, the Preferred Stock will be subject to certain restrictions in the event that the Registrant does not declare and pay (or set aside) dividends on the Preferred Stock for the last preceding dividend period.  The terms of the Preferred Stock, including such restrictions, are more fully described in the Certificate of Designations for the Preferred Stock, a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Section 5 – Other Events

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 11, 2014, the Registrant filed a Certificate of Designations with the Secretary of State of the State of Delaware to establish the preferences, limitations and relative rights of the Preferred Stock.  The Certificate of Designations became effective upon filing, and a copy of which is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Section 8 – Other Events

Item 8.01. Other Events.

On June 12, 2014, the Registrant closed the public offering of 10,000,000 Depositary Shares, each representing a 1/1000th interest in a share of the Preferred Stock, which were registered under the Registrant’s registration statement on Form S-3 (File No. 333-181059) (the “Registration Statement”).

The following documents are also being filed with this Current Report on Form 8-K and are incorporated herein by reference: (i) the Deposit Agreement, dated June 12, 2014, among the Registrant, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein, relating to the Depositary Shares; (ii) the Form of Preferred Stock Certificate; (iii) the Form of Depositary Receipt; and (iv) the validity opinion and consent of Willkie Farr & Gallagher LLP.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

3.1	Certificate of Designations with respect to the Preferred Stock of the Registrant, dated June 11, 2014.

4.1	Deposit Agreement, dated June 12, 2014, among the Registrant, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP.

12.1	Computation of Earnings to Fixed Charges Ratio.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ALLSTATE CORPORATION

By:	/s/ Jennifer M. Hager
Name:	Jennifer M. Hager
Title:	Vice President, Assistant General Counsel and Assistant Secretary

Date: June  12, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT

3.1	Certificate of Designations with respect to the Preferred Stock of the Registrant, dated June 11, 2014.

4.1	Deposit Agreement, dated June 12, 2014, among the Registrant, Wells Fargo Bank, N.A., as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Preferred Stock Certificate (included as Exhibit A to Exhibit 3.1 above).

4.3	Form of Depositary Receipt (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Willkie Farr & Gallagher LLP.

12.1	Computation of Earnings to Fixed Charges Ratio.

23.1	Consent of Willkie Farr & Gallagher LLP (included in Exhibit 5.1 above).